Exhibit 10.1

FORBEARANCE

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,
as Borrower,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF May 31, 2019

FORBEARANCE TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FORBEARANCE TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Forbearance Agreement”) dated as of May 31, 2019, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors,” and together with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and as Issuing Lender; and the Lenders signatory hereto (collectively, the “Lenders”) signatory hereto.

Recitals

A.          The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of August 5, 2015, that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of February 19, 2016, that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of October 25, 2016, that certain Ninth Amendment to Third Amended and Restated Credit Agreement dated as of March 23, 2018, that certain Tenth Amendment to Third Amended and Restated Credit Agreement dated as of September 14, 2018, that certain Eleventh Amendment to Third Amended and Restated Credit Agreement dated as of September 20, 2018 and that certain Twelfth Amendment to Third Amended and Restated Credit Agreement dated as of March 21, 2019 (as so amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.            The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.            The Borrower has notified the Administrative Agent that an Event of Default has occurred under Section 10.01(a) of the Credit Agreement as a result of the Borrower’s failure to repay the Loans and all other amounts due under the Loan Documents on the Maturity Date and that certain other Defaults and Events of Default may occur as a result thereof, and that a Default and/or an Event of Default will occur under Section 10.01(g) of the Credit Agreement as a result of the Borrower’s failure to pay interest due on certain Material Indebtedness due on June 1, 2019 (the “Forbearance Defaults”).

D.           Notwithstanding the occurrence of the Forbearance Defaults, the Borrower has requested that the Lenders hereto forbear, and the Majority Lenders party hereto are willing to forbear from taking any other remedial actions under the Credit Agreement and the Loan Documents, but only on the terms and subject to the conditions provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.	Defined Terms.

1.1          As used in this Forbearance Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement unless expressly provided to the contrary.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to the Credit Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Forbearance Agreement shall refer to this Forbearance Agreement as a whole and not to any particular provision of this Forbearance Agreement.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Forbearance Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Forbearance Agreement and shall not be used in the interpretation of any provision of this Forbearance Agreement.

1.2           The following terms shall have the following meanings:

“Forbearance Period” means the period beginning on the Forbearance Agreement  Effective Date and ending on the earlier to occur of (i) 5:00 p.m. (New York time) on June 7, 2019, and (ii) the Termination Date.

“Forbearance Termination Event” means any of the following: (i) the occurrence of a Default or Event of Default (in each case other than the Forbearance Defaults) under any Loan Document or (ii) any breach of the Borrower or any Guarantor of any representation, warranty, term, covenant, or agreement set forth in this Forbearance Agreement.

“Termination Date” has the meaning assigned to such term in Section 3.2 hereof.

Section 2.             Conditions Precedent.  This Forbearance Agreement shall not become effective until the date on which the Administrative Agent  shall have received (such date, the “Forbearance Agreement Effective Date”): (i) from the Majority Lenders, the Borrower and the Guarantors, counterparts of this Forbearance Agreement signed on behalf of each such Person and (ii) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of a forbearance to the Second Lien Credit Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the effectiveness of such forbearance agreement shall have occurred (or shall occur substantially concurrently with the Forbearance Agreement Effective Date.

The Administrative Agent is hereby authorized and directed to declare this Forbearance Agreement to be effective and to declare the occurrence of the Forbearance Agreement Effective Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 2 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 3.	Forbearance Agreement; Miscellaneous.

3.1          Forbearance Agreement. Subject to the terms and conditions hereof, the Administrative Agent and the Majority Lenders party hereto agree to forbear, during the Forbearance Period, from the exercise of all rights or remedies under the Credit Agreement and the other Loan Documents and applicable law (including, but not limited to, initiating any proceedings to collect the Indebtedness, initiating or repossessing or commencing a foreclosure of any Collateral), solely as a result of the occurrence of the Forbearance Defaults.  The Borrower acknowledges and agrees that, at the end of the Forbearance Period, the provisions of this Section 3 shall become of no force and effect and the Administrative Agent will be free, in accordance with the applicable Loan Documents and applicable law, to exercise any rights and remedies available to them at that time on account of any Forbearance Defaults that have occurred (and, for the avoidance of doubt, and without prejudice to the reservation of rights in this Forbearance Agreement, any other Defaults or Events of Default under the Loan Documents, that have occurred), as if this Forbearance Agreement had not been entered into.

3.2          Termination of Forbearance.  Upon the occurrence of any Forbearance Termination Event, this Forbearance Agreement and the forbearance provided for herein shall immediately and automatically terminate (such date of termination, the “Termination Date”), as if this Forbearance Agreement had not been entered into.

Section 4.	Miscellaneous.

4.1          Acknowledgement of Indebtedness.  The Borrower and each other Obligor acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with their terms of the Loan Documents and the Borrower and each Obligor waives any defense, offset, counterclaim or recoupment with respect thereto.  The Administrative Agent, on behalf of the Lenders, hereby expressly reserves all rights, remedies, and claims under the Loan Documents.  Except as expressly provided herein with respect to the Forbearance Defaults, nothing in this Forbearance Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of any Secured Party with respect to the Loan Documents, or (iv) the rights of any Secured Party (as defined in the Security Agreement) to collect the full amounts owing to them under the Loan Documents.

4.2         Strict Performance.  Each Obligor hereby agrees and acknowledges that the Secured Parties (as defined in the Security Agreement) require and will require strict performance by the Obligors of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by any such Secured Party regarding any Default or Event of Default is intended to be or shall be a waiver thereof.  Each Obligor hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any such Secured Party in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

4.3          No Course of Dealings. Furthermore, each party hereto hereby agrees that, in no event and under no circumstance shall any past or future discussions with the Administrative Agent or any other Secured Party (as defined in the Security Agreement), serve to (i) cause a modification of the Loan Documents, (ii) establish a custom or course of dealing with respect to any of the Loan Documents, (iii) operate as a waiver of any existing or future Default or Event of Default under the Loan Documents, (iv) entitle any Obligor to any other or further notice or demand whatsoever beyond those required by the Loan Documents, as forborne hereby or (v) in any way modify, change, impair, affect, diminish or release any Obligor’s obligations or liability under the Loan Documents, as forborne hereby, or any other liability any Obligor may have to any such Secured Party.

4.4          Confirmation.  The provisions of the Credit Agreement, as forborne by this Forbearance Agreement, shall remain in full force and effect following the Forbearance Agreement Effective Date.

4.5         Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Forbearance Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Forbearance Agreement:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default (other than the Forbearance Defaults) has occurred and is continuing, (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect and (iv) it has not designated any Subsidiary as an E&P Subsidiary.  Without limiting the foregoing, each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guarantor Obligations (as defined in the Guaranty Agreement) and its execution and delivery of this Forbearance Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.  Each of the Grantors have granted to the Administrative Agent, a valid, binding, perfected, enforceable, first priority (subject to Excepted Liens) Liens in the Collateral and all Deed of Trust Property and all other assets described in the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind.

4.6         Counterparts.  This Forbearance Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Forbearance Agreement by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.7          No Oral Agreement.  This Forbearance Agreement, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

4.8          GOVERNING LAW.  THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.9          Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement and without limiting the rights of any Lender under Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred, including, without limitation, the reasonable fees and disbursements of counsel and financial advisor to the Administrative Agent, promptly upon receipt.

4.10       Severability.  Any provision of this Forbearance Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.11        Successors and Assigns.  This Forbearance Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12       Loan Document.  This Forbearance Agreement is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.  Without limiting the foregoing, any breach of representations, warranties, and covenants under Forbearance Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

4.13       RELEASE.  FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT, THE ARRANGER, THE ISSUING BANK, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”).  THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 4.13 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.  THE BORROWER AND EACH OTHER OBLIGOR HEREBY FURTHER AGREES THAT IT WILL NOT SUE ANY RELEASED PARTY ON THE BASIS OF ANY RELEASED MATTER RELEASED, REMISED AND DISCHARGED BY THE BORROWER AND THE OBLIGORS PURSUANT TO THIS SECTION 4.13.  IN AGREEING TO THIS SECTION 4.13, THE BORROWER AND EACH GUARANTOR CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIM ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASED PARTIES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH HEREIN DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF.  THE PROVISIONS OF THIS SECTION 4.13, SHALL SURVIVE THE TERMINATION OF THIS FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND PAYMENT IN FULL OF THE INDEBTEDNESS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	Legacy Reserves Inc.,
its sole member

By:	/s/ James Daniel Westcott
James Daniel Westcott
Chief Executive Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner
	By:	Legacy Reserves Inc., its sole member

By:	/s/ James Daniel Westcott
James Daniel Westcott
Chief Executive Officer

LEGACY RESERVES OPERATING GP LLC

By:	Legacy Reserves LP, its sole member
By:	Legacy Reserves GP, LLC, its general partner
By:	Legacy Reserves Inc., its sole member

By:	/s/ James Daniel Westcott
James Daniel Westcott
Chief Executive Officer

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

LEGACY RESERVES GP, LLC

By:	Legacy Reserves Inc., its sole member

By:	/s/ James Daniel Westcott
James Daniel Westcott
Chief Executive Officer

LEGACY RESERVES SERVICES LLC

DEW GATHERING LLC

PINNACLE GAS TREATING LLC

LEGACY RESERVES ENERGY SERVICES LLC

LEGACY RESERVES INC.

LEGACY RESERVES MARKETING LLC

By:	/s/ James Daniel Westcott
James Daniel Westcott
Chief Executive Officer

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, Issuing Lender

	By:	/s/ Brett Steele
Name:	Brett Steele
Title:	Director

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Jacob Carson
Name:	Jacob Carson
Title:	Vice President

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Sr. Vice President

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Karen Boyer
Name:	Karen Boyer
Title:	Senior Vice President

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gerri King
Name:	Gerri King
Title:	Authorized Officer

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Pierre Bennaim
Name:	Pierre Bennaim
Title:	Managing Director

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

BARCLAYS BANK, PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC.

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

BANC OF AMERICA CREDIT PRODUCTS, INC.

By:	/s/ Margaret Sang
Name:	Margaret Sang
Title:	Authorized Signatory

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

AG ENERGY FUNDING, LLC

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Signatory

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement

BP ENERGY COMPANY

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

Signature Page to
Forbearance Agreement to Third Amended and Restated Credit Agreement